Exhibit 10.26

EXECUTION COPY

AMENDMENT NO. 1 AND AGREEMENT dated as of December 21, 2004 (this “Amendment”), to the Credit Agreement dated as of October 4, 2004, among JOSTENS IH CORP., a Delaware corporation (the “Borrower”),  JOSTENS CANADA LTD., a Manitoba corporation (the “Canadian Borrower”), JOSTENS SECONDARY HOLDINGS CORP., a Delaware corporation (“Holdings”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity, the “Administrative Agent”), and CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, as Canadian Administrative Agent.

A.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.            The Borrower has requested that the Credit Agreement be amended to, among other things, provide for new Tranche C Term Loans, the proceeds of which will be used to repay in full all currently outstanding Tranche B Term Loans.

C.            Each existing Lender with a Tranche B Term Loan Commitment or with outstanding Tranche B Term Loans (an “Existing Tranche B Term Loan Lender”) that executes and delivers a signature page to this Amendment specifically in the capacity of a Continuing Lender (a “Continuing Lender”) will be deemed upon the First Amendment Effective Date to have agreed to the terms of this Amendment and to have made a commitment to make Tranche C Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche B Term Loan Lender’s outstanding Tranche B Term Loans immediately prior to the First Amendment Effective Date (“Existing Tranche B Term Loans”).  Each Existing Tranche B Term Loan Lender that executes and delivers this Amendment solely in the capacity as an Existing Tranche B Term Loan Lender and not specifically as a Continuing Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Tranche C Term Loans.

D.            Each Person (other than a Continuing Lender in its capacity as such) that agrees to make Tranche C Term Loans (an “Additional Lender”) will, on the First Amendment Effective Date, make such Tranche C Term Loans to the Borrower in the manner contemplated by Section 3 hereof.  The cash proceeds to the Borrower of any such Tranche C Term Loans will be used solely to repay in full the outstanding principal amount of Existing Tranche B Term Loans of Existing Tranche B Term Loan Lenders (other than any such Existing Tranche B Term Loans refinanced pursuant to an exchange thereof for Tranche C Term Loans as provided herein) and to pay fees and expenses in connection with such prepayments and with this Amendment.

E.             The Required Lenders are willing to effect such amendment (and the other amendments set forth herein), and the Continuing Lenders and the Additional Lenders are willing to make Tranche C Term Loans as contemplated hereby, in each case on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendment of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, as follows:

(a)  Amendment of Preliminary Statement.  The third paragraph of the preliminary statement to the Credit Agreement is amended by deleting the language appearing in the parenthetical in the fifth and sixth lines thereof in its entirety.

(b)  Amendment of Section 1.1 Section 1.1 of the Credit Agreement is hereby amended by

(i)  inserting the definitions of the following terms in appropriate alphabetical order therein:

“Continuing Lenders” shall mean those Lenders under the Credit Agreement immediately prior to the First Amendment Effective Date that execute and deliver a signature page to the First Amendment specifically in the capacity of a “Continuing Lender”.

“First Amendment” shall mean Amendment No. 1 and Agreement to this Agreement dated as of December 21, 2004.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“New Tranche C Term Loan Commitments” shall have the meaning provided in Section 2.15.

“New Tranche C Term Loan Lender” shall have the meaning provided in Section 2.15.

“New Tranche C Term Loan Maturity Date” shall mean the date on which a New Tranche C Term Loan matures.

“New Tranche C Term Loans” shall have the meaning provided in Section 2.15.

“Required Tranche C Term Loan Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the portion of the Adjusted Total Term Loan Commitment that relates to Tranche C Term Loan Commitments at such date and (b) the outstanding principal amount of the Tranche C Term Loans (excluding Tranche C Term Loans held by Defaulting Lenders) in the aggregate at such date.

“Tranche C Repayment Amount” shall have the meaning provided in Section 2.5(c).

“Tranche C Repayment Date” shall have the meaning provided in Section 2.5(c).

“Tranche C Term Loan” shall mean a Loan made to the Borrower in Dollars on the First Amendment Effective Date pursuant to Section 3 of the First Amendment.  On the First Amendment Effective Date, the aggregate principal amount of the Tranche C Term Loans shall be $870,000,000.

“Tranche C Term Loan Commitment” shall mean, with respect to each Lender, the amount (if any) set forth opposite such Lender’s name on Schedule I of the First Amendment as such Lender’s “Tranche C Term Loan Commitment” The aggregate amount of the Tranche C Term Loan Commitments as of the First Amendment Effective Date is $870,000,000.

“Tranche C Term Loan Lender” shall mean a Lender with a Tranche C Term Loan Commitment or an outstanding Tranche C Term Loan.

“Tranche C Term Loan Maturity Date” shall mean the date which is seven years after the Closing Date or, if such date is not a Business Day, the first Business Day thereafter.;

(ii)  amending and restating the definition of each of the following terms in Section 1.1 of the Credit Agreement in their entirety to read as follows:

“Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan, Cdn ABR Loan and Canadian Prime Loan that is a Tranche A Term Loan, Tranche C Term Loan, Revolving Credit Loan or Swingline Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable ABR Margin for Tranche A Term Loans, Revolving Credit and Swingline Loans (including ABR Loans, Cdn ABR Loans and Canadian Prime Loans)	Applicable ABR Margin for Tranche C Term Loans

Level I Status	1.50%	1.25%
Level II Status	1.25%	1.25%
Level III Status	1.00%	1.00%
Level IV Status	0.75%	1.00%

Notwithstanding the foregoing, the term “Applicable ABR Margin” shall mean, (i) with respect to each ABR Loan, Cdn ABR Loan and Canadian Prime Loan that is a Tranche A Term Loan, Revolving Credit Loan or Swingline Loan, 1.50% per annum, during the period from and including the Closing Date to but excluding the Initial Financial Statement Delivery Date and (ii) with respect to each ABR Loan that is a Tranche C Term Loan, 1.25% per annum during the period from and including the First Amendment Effective Date to but excluding the Initial Financial Statement Delivery Date.

“Applicable LIBOR Margin” shall mean at any date, with respect to each LIBOR Loan that is a Tranche A Term Loan, a Tranche C Term Loan or a Revolving Credit Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable LIBOR Margin for Tranche A Term Loans and Revolving Credit Loans	Applicable LIBOR Margin for Tranche C Term Loans
Level I Status	2.50%	2.25%
Level II Status	2.25%	2.25%
Level III Status	2.00%	2.00%
Level IV Status	1.75%	2.00%

Notwithstanding the foregoing, the term “Applicable LIBOR Margin” shall mean, (i) with respect to each LIBOR Loan that is a Tranche A Term Loan or a Revolving Credit Loan, 2.50% per annum, during the period from and including the Closing Date to but excluding the Initial Financial Statement Delivery Date and (ii) with respect to each LIBOR Loan that is a Tranche C Term Loan, 2.25% per annum during the period from and including the First Amendment Effective Date to but excluding the Initial Financial Statement Delivery Date.

“Lender” shall have the meaning provided in the preamble to this Agreement and shall include (a) the Persons listed on Schedule 1.1(c),

(b) effective as of the First Amendment Effective Date, the Persons listed on Schedule I to the First Amendment (as appended to the First Amendment on the First Amendment Effective Date) and (c) any other Person that becomes a party hereto pursuant to an Assignment and Acceptance, in each case other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or otherwise ceases to have any Loans or Commitments hereunder.

(iii)  in the definition of “Borrowing”, deleting the words “Delayed Draw Date” appearing in each of the third and fourth lines thereof and replacing them with the words “First Amendment Effective Date”;

(iv)  in the definition of “Class”, (A) deleting the words “Tranche B Term Loans” appearing in the third line thereof and replacing them with the words “Tranche C Term Loans”, (B) deleting the words “New Tranche B Term Loans” appearing in the third and fourth lines thereof and replacing them with the words “New Tranche C Term Loans”, (C) deleting the words “Tranche B Term Loan Commitment” appearing in the sixth and seventh lines thereof and replacing them with the words “Tranche C Term Loan Commitment” and (D) deleting the words “New Tranche B Term Loan Commitment” appearing in the seventh line thereof and replacing them with the words “New Tranche C Term Loan Commitment”;

(v)  in the definition of “Commitment Fee Rate”, deleting the words “, the Available Canadian Commitment and the Available Tranche B Term Loan Commitment” appearing in the second and third lines thereof and replacing them with the words “and the Available Canadian Commitment”;

(vi)  in the definition of “Commitments”, deleting the words “New Tranche B Term Loan Commitment” appearing in the third line thereof and replacing them with the words “New Tranche C Term Loan Commitment”;

(vii)  in the definition of “Guarantee and Collateral Exception Amount”, deleting the words “New Tranche B Term Loan Commitments” appearing in the sixth and seventh lines thereof and replacing them with the words “New Tranche C Term Loan Commitments”;

(viii)  in the definition of “Loan”, deleting the words “New Tranche B Term Loan” appearing in the second line thereof and replacing them with the words “New Tranche C Term Loan”;

(ix)  in the definition of “Maturity Date”, (A) deleting the words “Tranche B Term Loan Maturity Date” appearing in the first and second lines thereof and replacing them with the words “Tranche C Term Loan Maturity Date” and (B) deleting the words “New Tranche B Term Loan Maturity Date” appearing in the second line thereof and replacing them with the words “New Tranche C Term Loan Maturity Date”;

(x)  in the definition of “Repayment Amount”, deleting the words “Tranche B Repayment Amount” appearing in the second line thereof and replacing them with the words “Tranche C Repayment Amount”;

(xi)  in the definition of “Repayment Date”, deleting the words “Tranche B Repayment Date” appearing in the first and second lines thereof and replacing them with the words “Tranche C Repayment Date”;

(xii)  in the definition of “Term Loans”, deleting the words “Tranche B Term Loans” appearing in the first and second lines thereof and replacing them with the words “Tranche C Term Loans”;

(xiii)  in the definition of “Term Loan Commitment”, deleting the words “Tranche B Term Loan Commitment” appearing in the second line thereof and replacing them with the words “Tranche C Term Loan Commitment”;

(xiv)  in the definition of “Term Loan Lenders”, deleting the words “Tranche B Term Loan Lenders” appearing in the second line thereof and replacing them with the words “Tranche C Term Loan Lenders”;

(xv)  in the definition of “Total Term Loan Commitment”, (A) deleting the words “Tranche B Term Loan Commitments” appearing in the second line thereof and replacing them with the words “Tranche C Term Loan Commitments” and (B) deleting the words “New Tranche B Term Loan Commitments” appearing in the second and third lines thereof and replacing them with the words “New Tranche C Term Loan Commitments”; and

(xvi)  deleting the following definitions in their entirety:  “Available Tranche B Term Loan Commitment”, “Delayed Draw Date”, “New Tranche B Term Loans”, “New Tranche B Term Loan Commitments”, “New Tranche B Term Loan Lender”, “New Tranche B Term Loan Maturity Date”, “Required Tranche B Term Loan Lenders”, “Tranche B Repayment Amount”, “Tranche B Repayment Date”, “Tranche B Term Loan”, “Tranche B Term Loan Commitment”, “Tranche B Term Loan Lender” and “Tranche B Term Loan Maturity Date”.

(c)  Amendment of Section 2.1. (i)  Section 2.1(a)(ii) is amended and restated in its entirety to read as follows:

“(ii) each Lender having a Tranche C Term Loan Commitment severally agrees, pursuant to the First Amendment, to make a Tranche C Term Loan or Tranche C Term Loans to the Borrower on the First Amendment Effective Date, which Tranche C Term Loans in the aggregate for any such Lender shall not exceed the Tranche C Term Loan Commitment of such Lender and in the aggregate for all such Lenders shall not exceed $870,000,000; provided that each Continuing Lender having a Tranche C Term Loan Commitment shall make Tranche C Term Loans on the First Amendment Effective Date by exchanging its existing term loans designated as “Tranche B Term Loans” under the Credit Agreement immediately prior to the First Amendment Effective Date for Tranche C Term Loans in the manner contemplated by Section 3 of the First Amendment.”

(ii)  The second paragraph of Section 2.1(a) is hereby amended by (A) deleting the words “Delayed Draw Date” appearing in the first and second lines thereof and replacing them with the words “First Amendment Effective Date”, (B) deleting the words “Tranche B Term Loan Commitment” appearing in clause (iv) thereof and replacing them with the words “Tranche C Term Loan Commitment”, (C) deleting the words “Tranche B Term Loan Commitments” appearing in clause (v) thereof and replacing them with the words “Tranche C Term Loan Commitments” and (D) deleting the last sentence of such paragraph in its entirety and replacing it with the following sentence: “On the Tranche C Term Loan Maturity Date, all Tranche C Term Loans shall be repaid in full.”.

(d)  Amendment of Section 2.3.  Section 2.3(a) is amended by deleting the words “Delayed Draw Date” appearing in the twelfth line thereof and replacing them with the words “First Amendment Effective Date”.

(e)  Amendment of Section 2.5.  Section 2.5 is amended by:

(i)  deleting clause (ii) appearing in the first sentence of paragraph (a) thereof in its entirety and replacing it with the following: “(ii) on the Tranche C Term Loan Maturity Date, the then-unpaid Tranche C Term Loans, in Dollars.”;

(ii)  deleting the lead-in sentence above the table appearing in paragraph (c) thereof in its entirety and replacing it with the following: “The Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Tranche C Term Loan Lenders, on each date set forth below (each a “Tranche C Repayment Date”), the principal amount of the Tranche C Term Loans equal to (x) the outstanding principal amount of Tranche C Term Loans immediately after funding on the First Amendment Effective Date multiplied by (y) the percentage set forth below opposite such Tranche C Repayment Date (each a “Tranche C Repayment Amount”):”;

(iii)  deleting the words “Tranche B Repayment Amount” appearing at the top of the second column in the table in paragraph (c) thereof and replacing them with the words “Tranche C Repayment Amount”; and

(iv)  deleting the words “Tranche B Term Loan Maturity Date” appearing at the bottom of the first column in the table in paragraph (c) thereof and replacing them with the words “Tranche C Term Loan Maturity Date”.

(f)  Amendment of Section 2.7.  Section 2.7 is amended by (i) deleting the words “New Tranche B Term Loans” appearing in the eighth line thereof and replacing them with the words “New Tranche C Term Loans” and (ii) deleting the words “New Tranche B Term Loan Commitments” appearing in the ninth and tenth lines thereof and replacing them with the words “New Tranche C Term Loan Commitments”.

(g)  Amendment of Section 2.8.  Section 2.8 is amended by deleting the words “Tranche B Term Loan” appearing in the sixth line of paragraph (c) thereof and replacing them with the words “Tranche C Term Loan”.

(h)  Amendment of Section 2.15.  Section 2.15 is amended by (i) deleting the words “New Tranche B Term Loan commitments” appearing in the second and third lines of the first sentence thereof and replacing them with the words “New Tranche C Term Loan commitments”, (ii) deleting the words “New Tranche B Term Loan Commitments” in each instance in such section and replacing them with the words “New Tranche C Term Loan Commitments”, (iii) deleting the words “New Tranche B Term Loans” in each instance in such section and replacing them with the words “New Tranche C Term Loans”, (iv) deleting the words “New Tranche B Term Loan Lenders” in each instance in such section and replacing them with the words “New Tranche C Term Loan Lenders”, (v) deleting the words “Tranche B Term Loans” in each instance in such section and replacing them with the words “Tranche C Term Loans”, (vi) deleting the words “New Tranche B Term Loan Maturity Date” in each instance in such section and replacing them with the words “New Tranche C Term Loan Maturity Date”, (vii) deleting the words “New Term Tranche B Term Loans” appearing in clause (iii) to the proviso in the third paragraph thereof and replacing them with the words “New Tranche C Term Loans” and (viii) deleting the second paragraph of such section in its entirety and replacing it with the following paragraph:

“On any Increased Amount Date on which any New Tranche C Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Lender with a New Tranche C Term Loan Commitment (each, a “New Tranche C Term Loan Lender”) of any Series shall make a Loan to the Borrower (a “New Tranche C Term Loan”) in an amount equal to its New Tranche C Term

Loan Commitment of such Series, and (ii) each New Tranche C Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Tranche C Term Loan Commitment of such Series and the New Tranche C Term Loans of such Series made pursuant thereto.”.

(i)  Amendment of Section 2. Section 2 is amended by inserting a new Section 2.16 at the end thereof as follows:

“SECTION 2.16.  Term Loan Repricing Protection.  All voluntary prepayments of all but not less than all of the Tranche C Term Loans effected on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new bank loans which (a) are incurred for the primary purpose of refinancing the Tranche C Term Loans and decreasing the Applicable ABR Margin or Applicable LIBOR Margin with respect thereto, (b) otherwise have terms and conditions (and are in an aggregate principal amount) substantially the same as those of the Tranche C Term Loans as in effect prior to the prepayment thereof and (c) are not otherwise in connection with (i) a transaction and any transactions related thereto not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction and related transactions) or (ii) an initial public offering by the Borrower or any of its Subsidiaries or holding companies, shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment. “

(j)  Amendment of Section 4.1.  Section 4.1(a)(iii) is deleted in its entirety and replaced with the words “[Intentionally Omitted]”.

(k)  Amendment of Section 4.3.  Section 4.3(a)(ii) is deleted in its entirety and replaced with the following new Section 4.3(a)(ii): “(ii) The Tranche C Term Loan Commitments shall terminate at 5:00 p.m. (New York City time) on the First Amendment Effective Date.”.

(l)  Amendment of Section 5.1.  Section 5.1 is amended by deleting the words “Tranche B Repayment Amounts” appearing in the thirty-second and thirty-third lines thereof and replacing them with the words “Tranche C Repayment Amounts”.

(m)  Amendment of Section 5.2  Section 5.2 is amended by (i) deleting the words “Tranche B Term Loans” appearing in the third line of paragraph (c) thereof and replacing them with the words “Tranche C Term Loans”, (ii) deleting the words “Tranche B Term Loan Lender” appearing in the fifteenth line of paragraph (c) thereof and replacing them with the words “Tranche C Term Loan Lender”, (iii) deleting the words “Tranche B Term Loans” appearing in the eighteenth line of paragraph (c) thereof and replacing them with the words “Tranche C Term Loans” and (iv) deleting the words “Tranche B Term Loans” appearing in the second line of paragraph (d) thereof and replacing them with the words “Tranche C Term Loans”.

(n)  Amendment of Section 6.  Section 6B is deleted in its entirety and replaced with the words “[Intentionally Omitted]”.

(o)  Amendment of Section 9.13.  Section 9.13 is amended by (i) inserting the words “(other than Tranche C Term Loans)” immediately following the words “all Loans” in the second line of paragraph (a) thereof and (ii) deleting paragraph (b) thereof in its entirety and replacing it with the following paragraph: “(b) The Borrower will use the proceeds of all Tranche C Term Loans funded on the First Amendment Effective Date solely to repay in full the outstanding principal amount of those existing term loans designated as “Tranche B Term Loans” under this Agreement as in effect immediately prior to the First Amendment Effective Date and to pay fees and expenses in connection with such prepayments and with the First Amendment.”.

(p)  Amendment of Section 13.1.  Section 13.1 is amended by (i) deleting the words “Required Tranche B Term Loan Lenders” appearing in the fourth line of clause (ii) in the proviso thereof and replacing them with the words “Required Tranche C Term Loan Lenders” and (ii) deleting clause (x) of such proviso in its entirety and replacing it with the following clause: “(x) decrease any Tranche C Repayment Amount, extend any scheduled Tranche C Repayment Date or decrease the amount or allocation of any mandatory prepayment to be received by any Lender holding any Tranche C Term Loans, in each case without the written consent of the Required Tranche C Term Loan Lenders”.

(q)  Amendment of Section 13.6.  Section 13.6 is amended by (i) deleting the words “Tranche B Term Loan Commitment” appearing in the seventh line of paragraph (b)(ii)(A) thereof and replacing them with the words “Tranche C Term Loan Commitment”, (ii) deleting the words “Tranche B Term Loan” appearing in the eighth line of paragraph (b)(ii)(A) thereof and replacing them with the words “Tranche C Term Loan”, (iii) deleting the words “Tranche B Term Loans” appearing in the thirteenth line of paragraph (d) thereof and replacing them with the words “Tranche C Term Loans”; and (iv) deleting the words “New Tranche B Term Loans” appearing in the thirteenth line of paragraph (d) thereof and replacing them with the words “New Tranche C Term Loans”.

(r)  Amendment of Schedules and Exhibits to the Credit Agreement.  The Schedules and Exhibits to the Credit Agreement are amended by (i) in Schedule 1.1(c) of the Credit Agreement, deleting the column entitled “Term Loan B Commitment” in its entirety, (ii) in Exhibit D of the Credit Agreement (A) deleting the words “New Tranche B Term Loan Commitment” in each instance in such Exhibit and replacing them with the words “New Tranche C Term Loan Commitment”, (B) deleting the words “New Tranche B Term Loan Lender” in each instance in such Exhibit and replacing them with the words “New Tranche C Term Loan Lender” and (C) deleting the words “New Tranche B Term Loan” in each instance in such Exhibit and replacing them with the words “New Tranche C Term Loan” and (iii) in Exhibit K-2 of the Credit Agreement, deleting the words “Tranche B” appearing in each instance in such Exhibit and replacing them with the words “Tranche C”.

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of Holdings, the Borrower and the Canadian Borrower represents and warrants to the Administrative Agent and each of the Lenders (including the Additional Lenders) that, as of the First Amendment Effective Date:

(a)  This Amendment has been duly authorized, executed and delivered by each of Holdings, the Borrower and the Canadian Borrower, and each of (i) the Credit Agreement, as amended hereby, and (ii) this Amendment, constitutes a legal, valid and binding obligation of each of Holdings, the Borrower and the Canadian Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b)  The representations and warranties set forth in Section 8 of the Credit Agreement are, both prior to and after giving effect to this Amendment, true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Tranche C Term Loans.  (a)  Subject to the terms and conditions set forth herein, each Continuing Lender and each Additional Lender agrees to make Tranche C Term Loans to the Borrower on the First Amendment Effective Date in amounts equal to its Tranche C Term Loan Commitment (as defined below).  Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the Tranche C Term Loans shall not exceed the aggregate principal amount of the Existing Tranche B Term Loans immediately prior to the First Amendment Effective Date.  For purposes hereof, a Person shall become an Additional Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the First Amendment Effective Date, a signature page to this Amendment setting forth the amount of Tranche C Term Loans such Person commits to make on the First Amendment Effective Date.  The “Tranche C Term Loan Commitment” of (i) any Continuing Lender shall be the principal amount of its Existing

Tranche B Term Loans or such lesser amount as is allocated to it by the Borrower and Credit Suisse First Boston, as arranger for this Amendment (in such capacity, the “Arranger”), by notice to such Lender prior to the First Amendment Effective Date and (ii) any Additional Lender shall be the amount of such commitment set forth on its signature page hereto or such lesser amount as is allocated to it by the Borrower and the Arranger by notice to such Lender prior to the First Amendment Effective Date, in each case as set forth on Schedule I hereto (which Schedule shall be created by the Administrative Agent acting on instructions from the Borrower and the Arranger after giving effect to the foregoing, and each Continuing Lender and each Additional Lender hereby irrevocably authorizes the Administrative Agent to do so).

(b)  Each Continuing Lender and each Additional Lender shall make Tranche C Term Loans on the First Amendment Effective Date by (i) exchanging its Existing Tranche B Term Loans, if any, for Tranche C Term Loans in an equal principal amount (to the extent the amounts of such Existing Tranche B Term Loans, if any, do not exceed the Tranche C Term Loan Commitment of such Lender) and (ii) transferring to the Administrative Agent, in the manner contemplated by the Credit Agreement (including Section 2.4 thereof), an amount equal to the excess, if any, of its Tranche C Term Loan Commitment over the principal amount of Existing Tranche B Term Loans, if any, exchanged pursuant to clause (i) above.  The Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 5.1 of the Credit Agreement to apply all proceeds of the Tranche C Term Loans received hereunder immediately upon the receipt thereof to prepay outstanding Existing Tranche B Term Loans.  The commitments of the Additional Lenders and the exchange undertakings of the Continuing Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make or acquire by exchange any Tranche C Term Loans.

(c)   The obligations of each Continuing Lender and each Additional Lender to make Tranche C Term Loans on the First Amendment Effective Date are subject to the satisfaction of the following conditions:

(i)  the Administrative Agent shall have received a certificate of each of Holdings, the Borrower and each US Subsidiary Guarantor, in the case of the Borrower substantially in the form of Exhibit J-1 of the Credit Agreement, and in the case of each other such Credit Party, substantially in the form of Exhibit J-2 of the Credit Agreement, in each case with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Sections 6.8 and 6.9 of the Credit Agreement (or, in the case of any document referred to in Section 6.9 of the Credit Agreement, a certification to the effect that such document has not been amended, supplemented or modified since the Closing Date), with the reference to the “the extensions of credit contemplated hereunder” in the last line of Section 6.8 of the Credit Agreement being deemed for this purpose to refer to the extensions of credit contemplated by this Amendment, and, where applicable, certifying as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of any such Credit Party;

(ii)  the Administrative Agent shall have received the executed legal opinions of (A) Simpson Thacher & Bartlett LLP, special New York counsel to the Borrower, substantially in the form of Exhibit A-1 hereto and (B) Paula R. Johnson, General Counsel to Jostens, Inc. substantially in the form of Exhibit A-2 hereto.  The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinions;

(iii)  each of Holdings and each US Subsidiary Guarantor shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder;

(iv)  the aggregate amount of Tranche C Term Loan Commitments shall equal the aggregate principal amount of the Existing Tranche B Term Loans;

(v)  the Administrative Agent shall have received evidence satisfactory to it that the Borrower has made the payment referred to in Section 3(e) hereof or is making such payment on the First Amendment Effective Date with the cash proceeds of the Tranche C Term Loans and such other funds of the Borrower as may be required; and

(vi)  the conditions to effectiveness of this Amendment set forth in Section 4 hereof shall have been satisfied.

(d)  Notwithstanding anything in the Credit Agreement to the contrary, the Borrower shall be permitted to request that the initial Interest Period to be applicable to any Tranche C Term Loan to be made on the First Amendment Effective Date in the form of a LIBOR Term Loan be a period other than a period contemplated by the definition of the term “Interest Period” in the Credit Agreement, provided that all Lenders participating therein agree to make an interest period of the requested duration available.  The Borrower will not be required to make any payments to Continuing Lenders under Section 2.11 of the Credit Agreement in respect of the repayment of Existing Tranche B Term Loans on the First Amendment Effective Date pursuant to their exchange for Tranche C Term Loans.

(e)  On the First Amendment Effective Date, the Borrower shall apply the cash proceeds of the Tranche C Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Tranche B Term Loans (other than those that are exchanged for Tranche C Term Loans as provided herein), (ii) pay all accrued and unpaid interest and fees, if any, on all Existing Tranche B Term Loans, (iii) pay to each Existing Tranche B Term Loan Lender all amounts payable pursuant to Section 2.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Tranche B Term Loans (other than, in the case of any Continuing Lender, any portion thereof that is exchanged for Tranche C Term Loans as provided herein) on the First Amendment Effective Date and (iv) pay all other Obligations then due and owing to the Existing Tranche B Term Loan Lenders, in their capacity as such, under the Credit Agreement.

(f)  The Required Lenders hereby waive the requirements of Section 5.1 of the Credit Agreement solely to the extent that such Section requires more than one Business Day’s notice of prepayment to be given in respect of the Existing Tranche B Term Loans to be prepaid on the First Amendment Effective Date.  Notwithstanding that the Tranche B Term Loans shall be refinanced in full on the First Amendment Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(d) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Tranche B Term Loan Lender in respect of such Lender’s Existing Tranche B Term Loans existing under the Credit Agreement prior to the First Amendment Effective Date.

SECTION 4.  Effectiveness of Amendment.  This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) Holdings, (b) the Borrower, (c) the Canadian Borrower, (d) the Required Lenders, (e) each of the Continuing Lenders and (f) each of the Additional Lenders.

SECTION 5.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.  This Amendment (and each agreement relating thereto and delivered in connection herewith) shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 6.  Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable fees, disbursements and other charges of counsel to the Administrative Agent.

SECTION 7.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 8.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

JOSTENS IH CORP.,

By
/s/ Marie Hlavaty
Name: Marie Hlavaty
Title: Vice President & Secretary

JOSTENS CANADA LTD.,

By
/s/ Marjorie Brown
Name: Marjorie Brown
Title: Treasurer

JOSTENS SECONDARY HOLDINGS CORP.,

By
/s/ Marie Hlavaty
Name: Marie Hlavaty
Title: Vice President & Secretary

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, individually as a Lender, as a Continuing Lender, as an Additional Lender and as Administrative Agent,

By
/s/ Robert Hetu
Name: Robert Hetu
Title: Director

By
/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Associate

Principal Amount of Outstanding Existing Tranche B Term Loans:

$

Tranche C Term Loan Commitment:

$

SIGNATURE PAGE TO AMENDMENT NO. 1 AND AGREEMENT TO THE JOSTENS CREDIT AGREEMENT DATED AS OF OCTOBER 4, 2004

To approve Amendment:
Name of Institution:

	[Lender]	,
as a Lender,

	by	[Authorized Signatory]
Name:
Title:

Schedule I

Tranche C Term Loan Commitments

Tranche C Term Loan Lender	Tranche C Term Loan Commitment

Total	$870,000,000